UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2009

Camelot Entertainment Group, Inc. (Exact name of registrant as specified in its chapter)

Delaware	000-30785	52-2195605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Irvine Center Drive, Suite 400 Irvine, California, 92618 (Address of principal executive offices)

(949) 754-3030 Registrant's telephone number, including area code

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)           Resignation of independent registered public accounting firm

In connection with the reorganization of McKennon, Wilson & Morgan LLP (the “Former Auditors”) in which certain of its audit partners resigned from the Former Auditors and have joined DBBMcKennon. The Former Auditors resigned as the independent auditors of Camelot Entertainment Group, Inc. (the “Company”), effective April 30, 2009.  The Former Auditors had been the Company’s auditor since January 28, 2008.

The Company’s Board of Directors (the “Board”) approved the resignation of McKennon, Wilson & Morgan LLP on April 30, 2009.

The Former Auditors’ audit report on the Company’s financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Former Auditors’ report on the Company’s financial statements for each of the past two fiscal years included an explanatory paragraph describing the uncertainty as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2008 and 2007 and the subsequent interim periods until the change, (a) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)( v) of Regulation S-K have occurred.

The Company provided the Former Auditors with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that the Former Auditors furnish it with a letter addressed to the SEC stating whether the Former Auditors agree with the above statements and if not, stating the respects in which it does not agree.  A copy of such letter, dated May 4, 2009, is filed as Exhibit 16.1 hereto.

(b)           Engagement of new independent registered public accounting firm.

Effective April 30, 2009, the Board appointed DBBMcKennon (the “New Auditors”) as the Company’s new independent auditors.

During the Company’s two most recent fiscal years and subsequent interim period on or prior to April 30, 2009, the Company has not consulted with the New Auditors regarding either i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

16.1	Letter on change in certifying accountant from McKennon, Wilson & Morgan LLP dated May 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Camelot Entertainment Group, Inc.

Dated: May 4, 2009	By:	/s/ Robert P. Atwell
Robert P. Atwell
Chief Executive Officer